Exhibit 99.2

ICONIC: Biologic and clinical activity of first in class ICOS agonist antibody JTX-2011 +/- nivolumab (nivo) in patients with advanced cancers

Timothy A. Yap[1], Howard A. Burris[2], Shivaani Kummar[3], Gerald S. Falchook[4], Russell K. Pachynski[5], Patricia LoRusso[6], Scott S. Tykodi[7], Geoffrey T. Gibney[8], Justin F. Gainor[9], Osama E. Rahma[10], Tanguy Y. Seiwert[11], Funda Meric-Bernstam[1], Mariela A. Blum Murphy[1], Jennifer K. Litton[1], Ellen Hooper[12], Heather A. Hirsch[12], David Y. Lee[12], Christopher J. Harvey[12], Myles Clancy[12], Ty McClure[12] and Margaret K. Callahan[13]

[1]The University of Texas MD Anderson Cancer Center, Houston, TX; [2]Sarah Cannon Research Institute, Nashville, TN; [3]Stanford University School of Medicine, Stanford, CA; [4]Sarah Cannon Research Institute at HealthONE, Denver, CO; [5]Washington University School of Medicine in St. Louis, St. Louis, MO; [6]Yale Cancer Center, New Haven, CT; [7]University of Washington and Fred Hutchinson Cancer Research Center, Seattle, WA; [8]Georgetown Lombardi Comprehensive Cancer Center; [9]Massachusetts General Hospital, Boston, MA; [10]Dana Farber Cancer Institute, Boston, MA; [11]University of Chicago, Chicago, IL; [12]Jounce Therapeutics, Cambridge, MA; [13]Memorial Sloan Kettering Cancer Center, New York, NY

PRESENTED AT: 2018 ASCO ANNUAL MEETING #ASCO18 Slides are the property of the author, permission required for reuse. PRESENTED BY: Timothy A. Yap MD, PhD NCT02904226 1

Why Choose ICOS as a Target?

- ICOS: Inducible CO-Stimulator of T cells
  - Expression on T cells associated with favorable outcome with ipilimumab
  - Preclinical data show functional importance of host ICOS
  - Upregulated by variety of agents – ideal combination target



Pre-therapy
Post-therapy week 3
Post-therapy week 7
10 mg/kg
CD4
ICOS
3%
10%
40%

- ICOS induced on peripheral CD4 (and CD8) T cells post-ipilimumab therapy



Ipilimumab-treated melanoma patients
% survival
Survival (months)
(n=60)
p=0.021
Median survival:
ICOS^hi = 20 months
ICOS^lo = 8.1 months

- Persistent upregulation on CD4 T cells associated with improved clinical outcomes



Melanoma bearing mice
Percent survival
Day
wt Untreated
wt Anti–CTLA-4 treated
ICOS−/− Untreated
ICOS−/− anti–CTLA-4 treated
ICOSL−/− Untreated
ICOSL−/− anti–CTLA-4 treated

- Impaired tumor rejection In $ICOS^{-/-}$ and $ICOSL^{-/-}$ mice treated with anti-CTLA-4 therapy

Chen et al, PNAS (2009); Carthon et al, Clin Can Res (2010); Ng Tang et al, Canc Immunol Res (2013)

Fu et al. Cancer Res (2011)

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PRESENTED BY: Timothy A. Yap MD, PhD
2

JTX-2011: Preclinical Rationale for ICOS Agonist IgG1 Antibody

Shifting the balance of T cells towards antitumor activity


APC
1st signal
TCR
ICOS
TCR
ICOS
↑ICOS
JTX-2011
↑IFN-γ
↑IFN-γ
NK cell
T regulatory cell
"Non-Primed"
T effector cell
"Primed"
T effector cell
Activation and proliferation of T effector cells
Selective reduction of intratumoral T regulatory cells

- Monotherapy efficacy in mouse tumors with high % ICOS expressing immune cells
- Enhanced efficacy in combination with PD-1 and CTLA-4 inhibitors
- Period of sustained target engagement required for preclinical antitumor efficacy
- Tumor-centric pharmacology with no reduction in peripheral immune cell subsets in mice

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3

ICONIC Phase 1 and 2 Objectives

Phase 1

Primary: JTX-2011 alone and in combination with nivo
- Safety and tolerability
- MTD and RP2D

Secondary
- PK/PD for JTX-2011
- PK for nivo

Exploratory: JTX-2011 alone and in combination with nivo
- Preliminary efficacy by RECIST 1.1 (CT scans q9w)*
- Peripheral blood
  - Gene signatures
  - Immune cell subsets
- Paired tumor biopsies (PK/PD cohorts)
  - Gene signatures
  - Immune cell subsets
- Putative predictive biomarkers of response

Phase 2

Primary: JTX-2011 alone and in combination with nivo
- Preliminary efficacy by RECIST 1.1 (CT scans q9w)*
- Confirm safety and tolerability
- Confirm MTD and RP2D

Secondary
- Confirm PK/PD for JTX-2011
- Confirm PK for nivo

Exploratory: JTX-2011 alone and in combination with nivo
- Peripheral blood
  - Gene signatures
  - Immune cell subsets
- Putative predictive biomarkers of response
  - Archival and fresh pre-treatment biopsies
    - ICOS expression
    - Gene signatures

* Investigator assessed; to be confirmed by central review

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PRESENTED BY: Timothy A. Yap MD, PhD
4

Data cut-off April 4, 2018

ICONIC Study Design

Phase 1

All solid tumors, no enrichment for ICOS expression

JTX-2011
0.003-1.0 mg/kg IV q3w

- Dose Escalation
- PK/PD Expansions

JTX-2011
0.01-0.3 mg/kg IV q3w
+ nivo 240 mg IV q3w

- Dose Escalation
- PK/PD Expansions

Phase 2 Triggered Upon:
Identification of safe dose where PK/PD predicts anticipated clinically effective dose

Phase 2

Enriched for pts with high ICOS expression

JTX-2011
0.3 mg/kg IV q3w

- NSCLC*
- HNSCC*
- Any solid tumor type
- Gastric*
- Additional tumor types based on emerging science

JTX-2011
0.3 mg/kg IV q3w
+ nivo 240 mg IV q3w

- NSCLC*
- HNSCC*
- TNBC
- Melanoma*
- Gastric*
- Additional tumor types based on emerging science

*Required to have failed PD-1 inhibitor in FDA-approved indications

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PRESENTED BY: Timothy A. Yap MD, PhD
5

Data cut-off April 4, 2018

ICONIC Patient Demographics JTX-2011 JTX-2011 + nivo Parameter Phase 1 Phase 2 Phase 1 Phase 2 n 40 29 31 87 Median age, yrs (Range) 63 (24, 78) 67 (31, 81) 56 (29, 80) 62 (37, 85) ECOG 0/1, n (%)/n (%) 8 (20%) / 32 (80%) 2 (7%) / 27 (93%) 8 (26%) / 22 (71%)* 25 (29%) / 60 (71%)* Tumor types 8-TNBC,4-Colon,3- 8-Gastric, 5-NSCLC, 5-TNBC,4-Colon, 29-Gastric, Melanoma,3-Oropharynx, 4-HNSCC, 12-Other 3-Gastric,2-Sarcoma, 23-HNSCC, 19-TNBC, 2-Sarcoma,2-Prostate, Solid Tumors (TNBC, 2-Endometrial,2-Breast, 13-NSCLC, 2-Renal,2-Endometrial, Ovarian, Pancreatic, other, 2-Rectal,2- 2-Melanoma, 2-Unknown Origin, 12-Other Neuroendocrine, Cervix,2-Esophageal 1-Endometrial Solid Tumors Rectal, Melanoma, (squam), 7- Other Solid Endometrial, Bladder, Tumors Unknown, Sublingual) ≥3 Prior therapy for 32 (80%) 21 (72%) 23 (74%) 46 (54%)# metastatic disease, n (%) Safety population: all subjects who received at least one dose of JTX-2011; *ECOG status not available on all subjects; #Prior therapy data not available on all subjects Timothy A. Yap MD, PhD 6 Data cut-off April 4, 2018

ICONIC Phase 2 Characteristics Tumor type HNSCC NSCLC TNBC Gastric Other Solid Tumors JTX-2011 JTX-2011 JTX-2011 JTX-2011 JTX-2011 JTX-2011 JTX-2011 JTX-2011 JTX-2011 + nivo + nivo + nivo + nivo + nivo n* 4 23 5 13 19 8 29 12 3 Prior therapy for n=4 n=22 n=5 n=12 n=19 n=8 n=29 n=11 n=3 metastatic disease, n#(%) ≤1 0 2 (9%) 0 1 (8%) 3 (16%) 2 (25%) 6 (21%) 0 0 2 0 7 (32%) 2 (40%) 3 (25%) 5 (26%) 1 (13%) 11 (38%) 2 (18%) 1 (33%) 3 1 (25%) 7 (32%) 3 (60%) 3 (25%) 3 (16%) 5 (63%) 4 (14%) 3 (27%) 0 ≥4 3 (75%) 6 (27%) 0 5 (42%) 8 (42%) 0 8 (28%) 6 (55%) 2 (67%) Prior IO, n# (%) 4 (100%) 22 (100%) 5 (100%) 12 (100%) 1 (5%) 1 (13%) 6 (21%) 7 (64%) 3 (100%) Prior IO Refractory, n (%) 2 (50%) 12 (55%) 2 (40%) 1 (8%) 1 (5%) 0 1 (3%) 2 (18%) 1 (33%) Brain mets, n* (%) 1 (25%) 2 (9%) 0 3 (23%) 3 (16%) 0 2 (7%) 0 1 (33%) Liver mets, n* (%) 1 (25%) 5 (22%) 1 (20%) 4 (31%) 10 (53%) 6 (75%) 18 (62%) 6 (50%) 1 (33%) *Safety population: all subjects who received at least one dose of JTX-2011 #Patients for whom prior therapy information is available Timothy A. Yap MD, PhD 7 Data cut-off April 4, 2018

JTX-2011 is Well Tolerated Alone and Combined with nivo

Related AEs*	JTX-2011				JTX-2011 + nivo			
	Phase 1: all doses (n=40) n (%)		Phase 2 (n=29) n (%)		Phase 1 all doses (n=31) n (%)		Phase 2 (n=87) n (%)	
	All TEAEs	Grade 3/4	All TEAEs	Grade 3/4	All TEAEs	Grade 3/4	All TEAEs	Grade 3/4
Any related TEAE	**23 (58)**	**7 (18)**	**19 (66)**	**3 (10)**	22 (71)	3 (10)	63 (72)	8 (9)
Fatigue	3 (8)	0	6 (21)	0	5 (16)	1 (3)	17 (20)	0
Nausea	**5 (13)**	**0**	**1 (3)**	**0**	8 (26)	0	16 (18)	0
Infusion related reaction	3 (8)	0	4 (14)	1 (3)	9 (29)	0	12 (14)	0
Decreased appetite	**4 (10)**	**0**	**2 (7)**	**0**	2 (7)	0	11 (13)	0
Chills	4 (10)	0	0	0	1 (3)	0	8 (9)	0
Pyrexia	**4 (10)**	**0**	**0**	**0**	0	0	8 (9)	0
Diarrhea	4 (10)	3 (8)	0	0	2 (7)	0	5 (6)	0
Pruritus	**4 (10)**	**0**	**1 (3)**	**0**	1 (3)	0	4 (5)	0
Vomiting	1 (3)	0	0	0	2 (7)	0	6 (7)	0
AST increased	**2 (5)**	**1 (3)**	**1 (3)**	**1 (3)**	1 (3)	0	2 (2)	1 (1)
Anemia	3 (8)	3 (8)	2 (7)	0	0	0	1 (1)	0
Hypophosphatemia	**0**	**0**	**0**	**0**	0	0	2 (2)	2 (2)
Hypoxia	0	0	0	0	0	0	2 (2)	2 (2)

- DLTs on mechanism at 1.0 mg/kg JTX-2011 alone (Grade 3 AST/ALT, Grade 3 pleural effusion)
- 2 possibly related Grade 5 AEs with JTX-2011 + nivo: increased bilirubin, encephalopathy

*all related TEAEs experienced by ≥ 5% of pts or Gr 3/4 events experienced by > 1 pt listed in order of decreasing frequency of Total related AEs

PRESENTED AT: 2018 ASCO ANNUAL MEETING #ASCO18
Slides are the property of the author, permission required for reuse.
PRESENTED BY: Timothy A. Yap MD, PhD
8

Data cut-off April 4, 2018

JTX-2011 Pharmacokinetics and Pharmacodynamics

Phase 1

- **RP2D 0.3 mg/kg mono and combo based on:**
  - Safety
  - Sustained Target Engagement in peripheral blood through Cycle 1
- Dose dependent increase in IFN-gamma with JTX-2011 at 1-6 hours after first dose
- No significant impact on peripheral immune cell subsets for JTX-2011 or JTX-2011 + nivo
- No impact of nivo on JTX-2011 PK

Phase 2

- **RP2D 0.3 mg/kg mono and combo confirmed:**
  - Sustained Target Engagement beyond Cycle 1
- No significant change in IFN-gamma after first dose with JTX-2011 or JTX-2011 + nivo
- No significant impact on peripheral immune cell subsets for JTX-2011 or JTX-2011 + nivo
- No impact of nivo on JTX-2011 PK
- Nivo PK: Cmin (mean)
  - C1D15 = 18.3 mcg/mL
  - C1D22/C2D1 = 14.6 mcg/mL
  - C5D1 = 30.1 mcg/mL

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Data cut-off April 4, 2018

JTX-2011 Monotherapy: Clinical Activity Phase 1 (n=40*) Phase 2 (n=27*) • Durable SD • Ongoing RECIST PR in 1/8 gastric 140 • Endometrial 7+ mths, CRPC 6+ mths • Gastric 8.5+ mths 120 • Disease Control Rate = 25% (10) • Disease Control Rate = 19% (5) 100 • 75% discontinuation ≤ C3, 15% in C1 • 78% discontinuation ≤ C3, 19% in C1 80 80 60 60 40 40 20 20 0 0 -20 -20 -40 -40 Change from baseline (%) baseline from Change -60 -60 -80 (%) baseline from Change -80 -100 -100 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 Weeks Since Treatment Initiation Weeks Since Treatment Initiation Ongoing PD-1 inhibitor naive Off-treatment PD-1 inhibitor failure *Evaluable= Dosed and ≥ 1 scan or discontinued treatment, Disease Control Rate= confirmed PR + SD ≥ 9 wks Timothy A. Yap MD, PhD 10 Data cut-off April 4, 2018

JTX-2011 + nivo: Clinical Activity Phase 1 (n=31*) Phase 2 (n=75*) • Ongoing RECIST PR in 1/4 gastric • Ongoing RECIST PRs and/or SD • Gastric 11+ mths (JTX-2011 0.1 mg/kg) • Gastric, TNBC, NSCLC • Disease Control Rate = 29% (9) • Disease Control Rate = 32% (24) • 58% discontinuation ≤ C3, 10% in C1 100 100 • 69% discontinuation ≤ C3, 17% in C1 80 80 60 60 40 40 20 20 0 0 -20 -20 Change from baseline (%) baseline from Change -40 -40 Change from baseline (%) baseline from Change -60 -60 -80 -80 0 3 6 9 12 15 18 21 24 27 30 33 36 39 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation Weeks Since Treatment Initiation Ongoing PD-1 inhibitor naive Off-treatment PD-1 inhibitor failure *Evaluable= Dosed and ≥ 1 scan or discontinued treatment, Disease Control Rate= confirmed PR + SD ≥ 9 wks Timothy A. Yap MD, PhD 11 Data cut-off April 4, 2018

JTX-2011 + nivo: Ongoing Disease Control in Gastric, TNBC and NSCLC 80 Gastric cancer 80 TNBC n= 28 Tumor reductions= 29% (8) n= 17 Tumor reductions= 12% 60 ORR= 4% (1) 60 (2) 40 DCR= 36% (10) 40 ORR= 6% (1) 20 20 DCR= 18% (3) 0 0 -20 -20 -40 -40 Change frombaseline (%) Change frombaseline (%) -60 -60 54% D/C ≤ C3, 14% in C1 82% D/C ≤ C3, 35% in C1 -80 -80 0 3 6 9 12 15 18 21 24 27 30 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation Weeks Since Treatment Initiation 80 NSCLC 80 HNSCC Tumor reductions= 33% (4) Tumor reduction= 6% (1) 60 60 n= 12 ORR= 0 n= 16 ORR= 0 40 DCR= 58% (7) 40 DCR= 13% (2) 20 20 0 0 -20 -20 -40 -40 Change frombaseline (%) Change frombaseline (%) -60 -60 67% D/C ≤ C3, 0 in C1 88% D/C ≤ C3,19% in C1 -80 -80 0 3 6 9 12 15 18 21 24 27 30 0 3 6 9 12 15 18 21 24 27 30 Weeks Since Treatment Initiation Weeks Since Treatment Initiation Ongoing PD-1 inhibitor naive Off-treatment PD-1 inhibitor failure n= Dosed and ≥ 1 scan or discontinued treatment; Disease Control Rate= confirmed PR + SD ≥ 9 wks; D/C= discontinued Timothy A. Yap MD, PhD 12 Data cut-off April 4, 2018

ICOS Expression in ICONIC Patient Tumor Samples

- Preliminary data suggests relationship between archival and fresh pre-Tx biopsy ICOS scores may vary:
  - May reflect the inducible nature of ICOS
  - May reflect differences in ICOS expression between primary tumor, nodal, and visceral metastases

All evaluable matched archival and fresh tumor biopsies (Phase 1 and Phase 2)	n (%)
# matched pairs archival and fresh	58
# of samples that do not change	33 (57%)
# of archival ICOS low to fresh ICOS high	16 (28%)
# of archival ICOS high to fresh ICOS low	9 (15%)

- Preliminary analysis of evaluable fresh pre-treatment biopsies:
  - Rates of disease control and tumor reductions appear higher in patients with high ICOS score

Preliminary efficacy measure	All evaluable subjects with fresh tumor biopsies		
	All	ICOS High	ICOS Low
n	67	45	22
Response (n)	1	1	0
Disease control (n)	14	11	3
Tumor reductions (n)	9	7	2

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PRESENTED BY: Timothy A. Yap MD, PhD
13
Data cut-off April 4, 2018

ICOS Expression in ICONIC Patient Peripheral Blood Samples

Tumor Reductions Associated with Emergence of ICOS^{hi} CD4+ T cell Population



JTX-2011
ICOS
↑ICOS
↑IFN-γ
↑IFN-γ
"Primed"
T effector cell
Activation and proliferation of T effector cells

ICOS expression assessed in peripheral blood



CD4
ICOS

Blood samples collected at multiple timepoints

Emergence of ICOS^{hi} CD4+ T cell population

- Observed in 7/7 subjects with target PR*
- Not observed in 10/10 subjects with PD*



N= 37 including subjects from mono and combo cohorts
Change from baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
Emergent ICOS High Population
No Emergence
Limited longitudinal samples for some subjects

*Best response observed for target lesion

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PRESENTED BY: Timothy A. Yap MD, PhD
14

Data cut-off April 4, 2018

JTX-2011 Monotherapy RECIST PR in Gastric Cancer Tumor reduction associated with emergence of ICOShi T cell population • 51yo female diagnosed with advanced gastric cancer June 2016 • 3 prior lines of therapy, IO naïve • JTX-2011 therapy began May 2017; Durable RECIST PR 8.5+ mths (ongoing) Emergence of peripheral ICOShi CD4 T cell population Cycle 3 Cycle 6 vs Cycle 3 Cycle 9 vs Cycle 3 Cycle 15 vs Cycle 3 5 5 5 10 10 10 105 4 4 4 10 10 10 104 3 3 3 CD4 10 10 10 103 0 0 0 0 3 3 3 -10 -10 -10 -103 3 3 4 5 3 3 4 5 3 3 4 5 -10 0 10 10 10 -10 0 10 10 10 -10 0 10 10 10 -103 0 103 104 105 ICOS Timothy A. Yap MD, PhD 15 Data cut-off April 4, 2018

JTX-2011+ nivo RECIST PR in Gastric Cancer hi Tumor reduction associated with emergence of ICOS T cell population Baseline (12.6cm) 5/18/2017 • 43yo female diagnosed with MSS gastric adenocarcinoma in Dec 2013 • 6 prior lines of therapy, IO naive • JTX-2011 therapy (0.1mg/kg) + nivo (240mg q3w) began May 2017; Durable RECIST PR 11+ mths (ongoing) • ICOS target saturation sustained over 21-day dosing cycle Emergence of peripheral ICOShi CD4+ T cell population On-treatment (4.1cm) Cycle 7 Cycle 9 vs Cycle 7 Cycle 10 vs Cycle 7 Cycle 12 vs Cycle 7 4/2/2018 (15 cycles) 5 5 5 105 10 10 10 4 4 4 104 10 10 10 3 3 3 103 10 10 10 CD4 0 0 0 0 3 3 3 -103 -10 -10 -10 3 3 4 5 3 3 4 5 2 3 4 5 -103 0 103 104 105 -10 0 10 10 10 -10 0 10 10 10 10 10 10 10 ICOS Timothy A. Yap MD, PhD 16 Data cut-off April 4, 2018

Conclusions • Safety and tolerability demonstrated in heavily pre-treated patients - JTX-2011 0.3 mg/kg well tolerated as monotherapy and with nivo 240 mg q3w • RECIST partial responses and stable disease in advanced cancers - Gastric cancer- mono and combo PRs - TNBC- combo PR - NSCLC- combo stable disease and tumor reductions in PD-1 inhibitor failures • Potential on-mechanism ICOS biomarker identified - Emergence of ICOShi CD4 T-cell population, which appears to associate with antitumor activity • Ongoing clinical trial includes a planned combination with ipilimumab Timothy A. Yap MD, PhD 17 Data cut-off April 4, 2018

The ICONIC investigators would like to thank: All patients and their families The clinical study teams and participating centers Jounce Therapeutics Timothy A. Yap MD, PhD 18